Exhibit 10.1
                                SECOND AMENDMENT
                          Dated as of February 27, 1999

          This SECOND AMENDMENT (this "Amendment") is among FOODMAKER, INC., a Delaware corporation (the "Borrower"), the financial institutions and other entities party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A.), as L/C Bank (as defined in the Credit Agreement) and as agent (the "Agent") for the Lenders and the Issuing Banks thereunder.

                             PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders, the Arranger, the Documentation Agent and the Agent have entered into a Credit Agreement dated as of April 1, 1998, as amended by the First Amendment dated as of August 24, 1998 (as so amended, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

          2. The Borrower has requested that the Lenders amend the definition of "Capital Expenditures" set forth in the Credit Agreement to exclude certain expenditures therefrom to the extent such capital expenditures are reimbursed by third party suppliers of the Borrower.

          3. The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement is hereby amended as follows:

          Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical order, the following defined term:

          "CapEx Reimbursements" means amounts received in cash from suppliers (net of any refunds of such amounts to such suppliers) to the Borrower and its Subsidiaries (but only to the extent such suppliers are not Affiliates of the Borrower or any of its Subsidiaries) in reimbursement of capital expenditures made or to be made by the Borrower and its Subsidiaries."

          The definition of "Capital Expenditures" contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Capital Expenditures' means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including that portion of Capitalized Leases which is capitalized on a Consolidated


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     balance sheet of the Borrower and its Subsidiaries) that in conformity with
     GAAP would otherwise be classified as capital expenditures; provided, however, that Capital Expenditures shall not include expenditures (i) in connection with any Permitted Sale-Leaseback Repurchase, or (ii) to the extent of any CapEx Reimbursement in respect thereof actually received by the Borrower or any of its Subsidiaries (it being understood that any CapEx Reimbursement deducted in any period and refunded by the Borrower or any of its Subsidiaries in a subsequent period shall constitute Capital Expenditures in such subsequent period to the extent such refund is not deducted in the calculation of the amount of CapEx Reimbursement for such subsequent period)."

          The definition of "EBITDA" contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "EBITDA" means, for any period, (i) net income (or net loss) minus any non-recurring or extraordinary gains plus (ii) to the extent deducted in determining such net income (or net loss), the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, and (e) non-recurring or extraordinary losses, in each case determined in accordance with GAAP for such period minus (iii) to the extent included in determining such net income (or net loss), the amount of any CapEx Reimbursements received in such period.

          SECTION 2. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

          (a) the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties"); and

          (b) each of the representations and warranties in Section 3 below shall be true and correct.

          SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

          (a) Authority. The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

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          (b)  Enforceability.  This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor and each Grantor. This Amendment and each Loan Document (as modified hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

          (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

          SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

          (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, the Arranger, the Documentation Agent or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

          SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

          SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

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
          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                FOODMAKER, INC.,
                                  a Delaware corporation

                                By:      HAROLD SACHS
                                         ------------
                                  Name:  Harold Sachs
                                  Title: Treasurer


                                NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A.), as Agent


                                By:      RICHARD G. PARKHURST, JR.
                                         -------------------------
                                  Name:  Richard G. Parkhurst, Jr.
                                  Title: Senior Vice President

                                    S-4

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                                Lenders
                                -------

                                NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A.)


                                By:      RICHARD G. PARKHURST, JR.
                                         -------------------------
                                  Name:  Richard G. Parkhurst, Jr.
                                  Title: Senior Vice President


                                CREDIT LYONNAIS LOS ANGELES BRANCH


                                By:      DIANNE M. SCOTT
                                         ---------------
                                  Name:  Dianne M. Scott
                                  Title: First Vice President and Branch Manager

                                ROYAL BANK OF CANADA

                                By:      JOHN CRAWFORD
                                         -------------
                                  Name:  John Crawford
                                  Title: Senior Manager


                              UNION BANK OF CALIFORNIA, N.A.


                                By:      LINDA WELKER
                                         ------------
                                  Name:  Linda Welker
                                  Title: Vice President


                              BANK ONE, TEXAS, N.A.


                                By:      THOMAS R. FREAS
                                         ---------------
                                  Name:  Thomas R. Freas
                                  Title: Managing Director, Authorized Office

                              CIBC OPPENHEIMER CORP., AS AGENT FOR CIBC INC.


                                By:      GERALD GIRARDI
                                         --------------
                                  Name:  Gerald Girardi
                                  Title: Executive Director


                              SANWA BANK CALIFORNIA


                                By:      L.D. HART
                                         ---------
                                  Name:  L.D. Hart
                                  Title: Vice President


                              NATEXIS BANQUE - BFCE


                                By:      DANIEL TOUFFU
                                         -------------
                                  Name:  Daniel Touffu
                                  Title: Senior VP and Regional Manager

                                By:      PEYMAN PARHAMI
                                         --------------
                                  Name:  Peyman Parhami
                                  Title: Assistant Treasurer



                                    S-6

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                                CONSENT
                     Dated as of February 27, 1999


                The undersigned, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreement" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Second Amendment), each hereby consents and agrees to the foregoing Second Amendment and hereby confirms and agrees that (i) the Guaranty and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Second Amendment, each reference in the Guaranty and the Security Agreement to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Second Amendment, and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Security Agreement.

                          CP DISTRIBUTION CO., a Delaware corporation,
                          CP WHOLESALE CO., a Delaware corporation, and JACK IN THE BOX, INC., a New Jersey corporation

                          By: LAWRENCE E. SCHAUF
                              ------------------
                              Name: Lawrence E. Schauf
                              Title: Executive Vice President and Secretary


                          FOODMAKER INTERNATIONAL
                          FRANCHISING, INC.,
                            a Delaware corporation


                          By: HAROLD L. SACHS
                              ---------------
                              Harold L. Sachs
                              Treasurer